UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

Organon & Co.

(Exact name of registrant as specified in its charter)

Delaware	001-40235	46-4838035
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

30 Hudson Street, Floor 33, Jersey City, NJ		07302
(Address and principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (551) 430-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OGN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed on February 12, 2026, the Audit Committee of the Board of Directors of Organon & Co. (the “Company”) conducted an independent review of the information brought to the Audit Committee’s attention on February 11, 2026 relating to the timing of the Company’s purchases of biosimilars from a supplier in prior years. The Audit Committee has completed its independent review with the assistance of outside counsel. The review determined that no action is required.

The independent review did not find evidence of improper conduct related to the transactions in question and did not identify any matters requiring adjustments to the Company’s previously issued financial statements or disclosures in its filings with the Securities and Exchange Commission (the “SEC”). The Company intends to timely file its Form 10-K for the year ended December 31, 2025.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, the timing of the filing of the Company’s Form 10-K. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate, or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. Risks and uncertainties include, but are not limited to, the timing and completion of the Company’s reporting of its 2025 financial results; the timing and completion of the filing of the Company’s Form 10-K for the year ended December 31, 2025; the timing and completion of the Company’s financial reporting processes; and the timing of the review by the Company’s independent registered public accounting firm. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and subsequent SEC filings (including amendments thereto), available at the SEC’s Internet site (www.sec.gov).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Organon & Co.

By:	/s/ Kirke Weaver
	Name:	Kirke Weaver
	Title:	General Counsel

Dated: February 20, 2026